Exhibit 10(mmm)

CERTAIN INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY "[***]," HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1. CONTRACT ID CODE	PAGE OF PAGES 1 | 6
2. AMENDMENT/MODIFICATION NO. P00014		3. EFFECTIVE DATE 10/17/2023	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE		ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE

ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK NY 100658446			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
10B. DATED (SEE ITEM 13) 09/10/2018

CODE	1385150	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                 ☐ is extended,        ☐ is not extended.

     Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing
   Items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE
   RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR
   OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Part 43.103(a) - Bilateral Modifications
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ____________1_______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

UEI: VJRNRTSL22K4

The purpose of this modification is to correct the total value of CLIN0014 from [***] to [***], change Option CLINs 0023, 0024, 0025, 0026, and 0027 from Treatment Course (TC) to Vials, CLIN0007 total value should read $14,612,790 versus $40,812,609, add travel under Contracting Officer Authorizations shall not exceed $150,000, and the overall funded value of the contract is [***] versus [***].

All other terms and conditions remain unchanged.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis Hruby			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JONATHAN F. GONZALEZ
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Dennis Hruby (Signature of person authorized to sign)		October 18, 2023	/s/ Jonathan F. Gonzalez (Signature of Contracting Officer)	October 18, 2023
Previous edition unusable					STANDARD FORM 30 (REV. 11/2016) Prescribed by GSA FAR (48 CFR) 53.243

	CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00014	PAGE OF 2 | 6
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)		QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
OTA: N Discount Terms: HHS NET 30P Period of Performance: 01/01/2020 to 09/09/2028
	NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

ARTICLE B. 2. PRICE/COSTS, revisions are highlighted in yellow:
B.2. PRICES/COSTS

B.2.1. ESTIMATED COST AND FIXED FEE

Base Period Cost Reimbursement CLIN
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0001 Base	[***]	Late-Stage development activities towards FDA approval for parenteral (IV) antiviral	[***]	[***]	$32,009,375 (Funded)
Total			[***]	[***]	[***]

B.2.2. FIRM FIXED PRICE

Base Period Fixed Price CLINS
Item	Period of Performance	Supplies/Services	Treatment Courses	Unit Price	Total
0002 Base	[***]	Initial purchase and delivery of nonparenteral (oral) formulated antiviral as final drug product (FDP) to SNS	35,718	[***]	$11,072,580 (Funded)
0003 Base	[***]	Initial procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	10,000	[***]	$3,200,000 (Funded)
0004 Base	[***]	Fill/finish of final drug product (from bulk drug substance procured under CLIN 0003)	10,000	[***]	$4,800,000 (Funded)
0005 Base	[***]	Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN0003) *Monthly rate per TC = [***]	10,000	[***]	[***]
0006 Base	[***]	Delivery of FDP to the SNS/USG designated location (from bulk drug substance procured under CLIN 0003 and Process Validation lot manufactured under CLIN 0001)	10,000	[***]	[***]
Total					[***]

Optional Cost Reimbursement CLINs
Item	Period of Performance	Supplies/Services	Estimated Cost	Fixed Fee	Cost + Fixed Fee (CPFF)
0007 (Option)	[***]	Phase IV post-marketing commitments (nonparenteral (oral) formulation )) including [***]	[***]	[***]	$14,612,790 Funded
0008 (Option)	[***]	Phase IV post marketing commitments (parenteral (IV) formulation)) including [***]	[***]	[***]	$3,586,806 Funded
Total			[***]	[***]	[***]

Optional Fixed Price CLINs
Item	Period of Performance	Supplies/Services	Treatment Courses	Unit Price	Total
0009A (Option)	[***]

Procurement of raw materials used in manufacturing of unmicronized API in sufficient quantity to support the production of 363,070 courses of nonparenteral (oral) formulated antiviral for SNS replenishment. Such raw materials may be forward processed.

			363,070 (raw material)	[***]	$11,255,170 Funded
0009B (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP & delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 Funded
0009C (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP & delivery to the SNS	121,023 (raw material)	[***]	$33,765,417 Funded
0009D (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP & delivery to the SNS	121,024 (raw material)	[***]	$33,765,696 Funded
0010 (Option)	[***]	Additional procurement of nonparenteral (oral) formulated antiviral as FDP & delivery to the SNS	363,070	[***]	$112,551,700 Funded
0011 (Option)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP & delivery to the SNS	363,070	[***]	$112,551,700 (Funded)
0012 (Option)	[***]	Additional procurement of a nonparenteral (oral) formulated antiviral as FDP & delivery to the SNS	363,072	[***]	$112,552,320
0013 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	32,000	[***]	$10,240,000 (Funded)
0014 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN 0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0015 (Option)	[***]	Surge Capacity – Fill/finish of final drug product (from bulk drug substance procured under CLIN 0013)	32,000	[***]	$15,360,000 (Funded)
0016 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN 0013). *Monthly rate per TC = [***]	32,000	[***]	[***]
0017 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN 0013)	32,000	[***]	[***]
0018 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	32,000	[***]	$10,240,000 (Funded)
0019 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN 0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0020 (Option)	[***]	Surge Capacity – Fill/finish of final drug product from bulk drug substance procured under CLIN 0018).	32,000	[***]	$15,360,000 (Funded)
0021 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN 0018). *Monthly rate per TC = [***]	32,000	[***]	[***]
0022 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN 0018).	32,000	[***]	[***] (Funded)
0023 (Option)	[***]	Surge Capacity – Additional procurement of parenteral (IV) formulated antiviral as bulk drug substance (BDS) *TC = 28 vials	32,000	[***]	$10,240,000
0024 (Option)	[***]	Surge Capacity – Storage of parenteral (IV) formulated antiviral as bulk drug substance (BDS) in VMI for 5 years (from bulk drug substance procured under CLIN 0023). *Monthly rate per TC = [***]	32,000	[***]	[***]
0025 (Option)	[***]	Surge Capacity – Fill/finish of final drug product (from bulk drug substance procured under CLIN 0023).	32,000	[***]	$15,360,000
0026 (Option)	[***]	Surge Capacity – Storage of final drug product in VMI for 5 years (from bulk drug substance procured under CLIN 0023). *Monthly rate per TC = [***]	32,000	[***]	[***]
0027 (Option)	[***]	Surge Capacity – Delivery of FDP to the SNS (from bulk drug substance procured under CLIN 0023).	32,000	[***]	[***]
Total Contract Value Including All Options					[***]
Total Funded Options					[***]